DECATUR FIRST BANK GROUP, INC.
                               1120 COMMERCE DRIVE
                             DECATUR, GEORGIA 30030
                                 (404) 373-1000


                                 March 23, 2001


VIA  EDGAR
----------

Securities and Exchange Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

     RE:     Decatur  First  Bank  Group,  Inc.
             Commission  File  No.  000-24139
             Definitive  Proxy  Materials

Ladies and Gentlemen:

          Enclosed under cover of Schedule 14A, are Decatur First Bank Group, Inc.'s Notice to Shareholders, Proxy Statement and Proxy Card for the Company's Annual Meeting of Shareholders to be held April 24, 2001.

          The Proxy Statement includes information regarding the election of directors.

          The Company plans to mail its Annual Report to Shareholders along with the definitive proxy materials on or about March 23, 2001.

          If you have any questions, please contact the undersigned at (404) 373-1000.


                                         Very  truly  yours,


                                         /s/  Judy  B.  Turner

                                         DECATUR  FIRST  BANK  GROUP,  INC.



Enclosures

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.  N/A )

Filed by the registrant [X]
Filed by a party other than the registrant [_]
Check the appropriate box:                     [_] Confidential, for Use of  the
  [_] Preliminary  proxy  statement                Commission Only (as permitted
  [X] Definitive  proxy  statement                 by  Rule 14a-6(e)(2)
  [_] Definitive  additional  materials
  [_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         DECATUR FIRST BANK GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant) Payment of filing fee (Check the appropriate box):
     [X]       No fee required
     [_]       Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
               and  0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

--------------------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transactions  applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:

--------------------------------------------------------------------------------

     (5)  Total  fee  paid:

--------------------------------------------------------------------------------
     [ ]     Fee  paid  previously  with  preliminary  materials.

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount  previously  paid:

--------------------------------------------------------------------------------

     (2)  Form,  Schedule  or  Registration  Statement  no.:

--------------------------------------------------------------------------------

     (3)  Filing  Party:

--------------------------------------------------------------------------------

     (4)  Date  Filed:

--------------------------------------------------------------------------------

                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000

                                 March 23, 2001


Dear  Shareholder:

          You are cordially invited to attend our annual meeting of shareholders, which will be held in the Swanton Amphitheatre at the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030, on Tuesday, April 24, 2001, at 8:30 a.m. I sincerely hope that you will be able to attend the meeting, and I look forward to seeing you.

          The attached notice of the annual meeting and proxy statement describes the formal business to be transacted at the meeting. We will also report on our operations during the past year and during the first quarter of fiscal year 2001, as well as our plans for the future.

          A copy of our annual report, which contains information on our operations and financial performance as well as our audited financial statements, is also included with this proxy statement.

          Please take this opportunity to become involved in the affairs of the Company. Whether or not you expect to be present at the meeting, please mark, date, and sign the enclosed proxy card, and return it to the Company in the envelope provided as soon as possible. Returning the proxy card will NOT deprive you of your right to attend the meeting and vote your shares in person. If you attend the meeting, you may withdraw your proxy and vote your own shares.

                              Sincerely,

                              /s/  Judy  B.  Turner

                              Judy  B.  Turner
                              President and Chief Executive Officer

                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000


                  NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 24, 2001



     The annual meeting of shareholders of Decatur First Bank Group, Inc. (the "Company") will be held on Tuesday, April 24, 2001, at 8:30 a.m. in the Swanton Amphitheatre of the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 for the following purposes:

     (1) To elect four persons to serve as Class III Directors of the Board of Directors; and

     (2) To transact any other business as may properly come before the meeting or any adjournments of the meeting.

     The Board of Directors has set the close of business on March 14, 2001, as the record date for determining the shareholders who are entitled to notice of, and to vote at, the meeting or any adjournment of the meeting.

     We hope that you will be able to attend the meeting. We ask, however, whether or not you plan to attend the meeting, that you mark, date, sign, and return the enclosed proxy card as soon as possible. Promptly returning your proxy card will help ensure the greatest number of shareholders are present whether in person or by proxy.

     If you attend the meeting in person, you may revoke your proxy at the meeting and vote your shares in person. You may revoke your proxy at any time before the proxy is exercised.

                                       By Order of the Board of Directors,


                                       /s/  Judy  B.  Turner

                                       Judy  B.  Turner
                                       President and Chief Executive Officer


March  23,  2001

                         DECATUR FIRST BANK GROUP, INC.
                               1120 Commerce Drive
                             Decatur, Georgia 30030
                                 (404) 373-1000


           ----------------------------------------------------------
                     PROXY STATEMENT FOR 2001 ANNUAL MEETING
           ----------------------------------------------------------


                                  INTRODUCTION

TIME  AND  PLACE  OF  THE  MEETING

     Our Board of Directors is furnishing this proxy statement in connection with its solicitation of proxies for use at the annual meeting of shareholders to be held on Tuesday, April 24, 2001, in the Swanton Amphitheatre of the Holiday Inn, 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the meeting.

RECORD  DATE  AND  MAILING  DATE

     The close of business on March 14, 2001 is the record date for the determination of shareholders entitled to notice of and to vote at the meeting. We first mailed this proxy statement and the accompanying proxy card to shareholders on or about March 23, 2001.

NUMBER  OF  SHARES  OUTSTANDING

     As of the close of business on the record date, the Company had 10,000,000 shares of common stock, $5.00 par value authorized, of which 943,465 shares were issued and outstanding. Each issued and outstanding share is entitled to one vote on all matters presented at the meeting.


                          VOTING AT THE ANNUAL MEETING

PROPOSAL  TO  BE  CONSIDERED

     Shareholders will be asked to elect four persons to serve as Class III Directors for a three-year term. The nominees for Class III Directors as well as the continuing Directors are described beginning on page 3. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THIS PROPOSAL.

PROCEDURES  FOR  VOTING  BY  PROXY

     If you properly sign, return and do not revoke your proxy, the persons appointed as proxies will vote your shares according to the instructions you have specified on the proxy card. If you sign and return your proxy card but do not specify how the persons appointed as proxies are to vote your shares, your proxy will be voted FOR the election of the Director nominees and in the best judgment of the persons appointed as proxies as to all other matters properly brought before the meeting. If any nominee for election to the Board of Directors named in this proxy statement becomes unavailable for election for any reason, the proxy will be voted for a substitute nominee selected by the Board of Directors.

     You can revoke your proxy at any time before it is voted by delivering to Judy B. Turner, President and Chief Executive Officer of the Company, at the main office of the Company, either a written revocation of the proxy or a duly executed proxy bearing a later date or by attending the meeting and voting in person.

REQUIREMENTS  FOR  SHAREHOLDER  APPROVAL

     A quorum will be present at the meeting if a majority of the outstanding shares of common stock is represented in person or by valid proxy. We will count abstentions and broker non-votes, which are described below, in determining whether a quorum exists. Only those votes actually cast for the election of a Director, however, will be counted for purposes of determining whether a particular Director nominee receives sufficient votes to be elected. To be elected, a Director nominee must receive more votes than any other nominee for the same seat on the Board of Directors. As a result, if you withhold your vote as to one or more nominees, it will have no effect on the outcome of the election unless you cast that vote for a competing nominee. At the present time, we do not know of any competing nominees.

     ABSTENTIONS. A shareholder who is present in person or by proxy at the annual meeting and who abstains from voting on any or all proposals will be included in the number of shareholders present at the annual meeting for the purpose of determining the presence of a quorum. Abstentions do not count as votes in favor of or against a given matter.

     BROKER NON-VOTES. Brokers who hold shares for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the exchange or other organization of which they are members. Proxies that contain a broker vote on one or more proposals but no vote on others are referred to as "broker non-votes" with respect to the proposal(s) not voted upon. Broker non-votes are included in determining the presence of a quorum. A broker non-vote, however, does not count as a vote in favor of or against a particular proposal for which the broker has no discretionary voting authority.

     Approval of any other matter that may properly come before the annual meeting requires the affirmative vote of a majority of shares of common stock present in person or by proxy and entitled to vote on the matter. Abstentions and broker non-votes will be counted in determining the minimum number of votes required for approval and will, therefore, have the effect of negative votes.


                             SOLICITATION OF PROXIES

     The Company will pay the cost of proxy solicitation. Our Directors, officers and employees may, without additional compensation, solicit proxies by personal interview, telephone, fax, or otherwise. We will direct brokerage firms or other custodians, nominees or fiduciaries to forward our proxy solicitation material to the beneficial owners of common stock held of record by these institutions and will reimburse them for the reasonable out-of-pocket expenses they incur in connection with this process.

                      PROPOSAL ONE:  ELECTION OF DIRECTORS

     The Board of Directors consists of 13 members and is divided into three classes, which are as nearly equal in number as possible. The Directors in each class serve for staggered terms of three years each. The term of each class expires at the annual meeting in the years indicated below and upon the election and qualification of their successors. The Board of Directors recommends that the shareholders elect the nominees identified below as Director nominees to serve as Class III Directors for a three-year term expiring in 2004. The following table sets forth for each nominee and each continuing Director: (a) his or her name, (b) his or her age at December 31, 2000, (c) how long he or she has been a Director of the Company, (d) his or her position(s) with the Company, other than as a Director, and (e) his or her principal occupation and business experience for the past five years.


CLASS III DIRECTOR NOMINEES
(Term Expiring 2004)
                                                         POSITION WITH THE COMPANY
NAME (AGE)                      DIRECTOR SINCE            AND BUSINESS EXPERIENCE
------------------------------  --------------  --------------------------------------------

James A. Baskett (53)                     1996  Business Owner; Prolific
                                                Impressions, Inc., a publishing company

Carol G. Nickola (49)                     1996  Health Care Consultant

James T. Smith, III (60)                  1998  Business Owner; Rutland Contracting
                                                Company, building contractors

Judy B. Turner (54)                       1996  President and Chief Executive Officer of the
                                                Company


CLASS I CONTINUING DIRECTORS
(Term Expiring 2002)
                                                         POSITION WITH THE COMPANY
NAME (AGE)                      DIRECTOR SINCE            AND BUSINESS EXPERIENCE
------------------------------  --------------  --------------------------------------------
John L. Adams, Jr. (46)                   1996  Real Estate Broker; President and Managing
                                                Broker, Clairemont Place Realty, Inc.

Mary Bobbie Bailey (72)                   1996  Business Owner; President, Our-Way, Inc.,
                                                and President, Bailey Design Company

Lynn Pasqualetti (45)                     1996  Accountant; President and Co-Owner, HLM
                                                Accounting & Tax, Inc.

Kirby A. Thompson (46)                    1997  Business Owner; KAT Consulting


                                        3

CLASS II CONTINUING DIRECTORS
(Term Expiring 2003)
                                                         POSITION WITH THE COMPANY
NAME (AGE)                      DIRECTOR SINCE            AND BUSINESS EXPERIENCE
------------------------------  --------------  --------------------------------------------
Merriell Autrey, Jr. (75)                 1996  Chairman of the Board of the Company;
                                          1996  Retired Banker

John Walter Drake (56)                    1997  Attorney; McCurdy & Candler LLC

William F. Floyd (54)                     1996  Construction; President, Southern Champion
                                                Construction, Inc.

Robert E. Lanier (61)                     1996  Secretary of the Company; Real Estate
                                                Development; President, REL Properties, Inc.

Roger K. Quillen (47)                     1996  Attorney


MEETINGS  AND  COMMITTEES  OF  THE  BOARD

     During the year ended December 31, 2000, the Board of Directors of the Company held seven meetings and the Board of Directors of the Bank held twelve meetings. All of the Directors of the Bank are the same as those of the Company. All incumbent Directors attended at least 75% of the total number of meetings of the Company's and the Bank's Board of Directors and committees of the Board on which they serve.

     The Board of Directors has established an Audit and Compliance Committee, which recommends to the Board of Directors the independent public accountants to be selected to audit the Company's annual financial statements, evaluates internal accounting controls, reviews the adequacy of the internal audit budget, personnel and plan, and determines that all audits and exams required by law are performed fully, properly, and in a timely fashion. The Audit and Compliance Committee is also responsible for overseeing compliance with the Community Reinvestment Act. The board of directors has not adopted a written charter for the audit committee. Each of these members meets the requirement for independence as defined by the National Association of Securities Dealers, Inc. listing standards. The Audit and Compliance Committee members are James L. Adams, Jr. (chairperson), James A. Baskett, Lynn Pasqualetti, and James T. Smith. During the fiscal year ended December 31, 2000, the Audit and Compliance Committee held four meetings.

     The Board of Directors has established a Personnel Committee, which is responsible for establishing targets and awards under the Management Compensation Plan, reviewing salary ranges and fringe benefits, and reviewing and approving remuneration of the President and Chief Executive Officer. The Personnel Committee members are Mary Bobbie Bailey (chairperson), Merriell Autrey, Jr., Carol Nickola, Roger K. Quillen, and Judy B. Turner. During the fiscal year ended December 31, 2000, the Personnel Committee held one meeting.

The Board of Directors has also established a Stock Option Committee, which is responsible for administering the Company's 1998 Stock Incentive Plan, including granting awards of stock-based compensation pursuant to the plan. The members of the Stock Option Committee are Roger K. Quillen (chairperson), John Walter Drake, and Carol Nickola. During the year ended December 31, 2000, the Stock
Option  Committee  held  one  meeting.

     The Board of Directors of the Company does not have a nominating committee. The Board of Directors will consider shareholders' nominations of individuals to serve as Directors if the shareholder furnishes in writing to the Chairman of the Board of the Company information concerning the nominees, including the person's name and a description of his or her qualifications.

                             AUDIT COMMITTEE REPORT

     The audit committee reports as follows with respect to the audit of the Company's 2000 audited consolidated financial statements.

     - The audit committee has reviewed and discussed the Company's 2000 audited consolidated financial statements with the Company's management;

     - The audit committee has discussed with the independent auditors Porter, Keadle, Moore, LLP the matters required to be discussed by SAS 61, which include, among other items, matters related to the conduct of the audit of the Company's consolidated financial statements;

     - The audit committee has received written disclosures and the letter from the independent auditors required by ISB Standard No. 1 (which relates to the auditor's independence from the corporation and its related entities) and has discussed with the auditors the auditors' independence from the Company; and

     - Based on review and discussions of the Company's 2000 audited consolidated financial statements with management and discussions with the independent auditors, the audit committee recommended to the Board of Directors that the Company's 2000 audited consolidated financial statements be included in the Company's Annual Report on Form 10-KSB.

          March 16, 2001    Audit Committee:   James L. Adams, Jr. (Chairperson)
                                               James  A.  Baskett
                                               Lynn  Pasqualetti
                                               James  T.  Smith,  III


                               EXECUTIVE OFFICERS

     Judy B. Turner is the only executive officer of the Company. Ms. Turner has served as the President and Chief Executive Officer of the Company and Bank since 1996. Prior to becoming President and Chief Executive Officer, Ms. Turner served as Regional Sales Manager of Bank South.

                             EXECUTIVE COMPENSATION

SUMMARY  COMPENSATION  TABLE

     The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years 2000, 1999 and 1998 of our Chief Executive Officer. No other executive officer received a combined payment of salary and bonus in excess of $100,000 for services rendered to the Company during 2000.

                                                                                   Long-Term
                                     Annual Compensation                     Compensation Awards
                     ----------------------------------------------------  -------------------------
                                                                           Number  of
                                                            Other Annual   Securities   All Other
                     Compensation    Salary       Bonus     Compensation   Underlying  Compensation
Name and Position        Year          ($)         ($)           ($)        Options         ($)
-------------------  ------------  -----------  ----------  -------------  ----------  -------------

Judy B. Turner               2000      114,977     24,794            0              0         965(2)
President and Chief          1999      103,996      5,791            0              0         965(2)
Executive Officer            1998       96,380          0       28,514(1)      47,077           0

--------------------
(1)     This  amount  represents  the  initiation fee paid on Ms. Turner's behalf to a country club.
(2)     This  amount represents premiums paid on a term life insurance policy for the benefit of Ms.
        Turner.

OPTION  GRANTS  IN  FISCAL  YEAR  2000

     The Company granted no stock options during fiscal year 2000. The Company has no outstanding stock appreciation rights and granted no stock appreciation rights during fiscal 2000.

FISCAL  YEAR-END  OPTION  VALUES

     The  following  table  presents  information  regarding  the  value  of Ms.
Turner's  unexercised  options  held  at  December  31,  2000.

                                                                                      Value of Unexercised
                                                         Number of Unexercised            In-the-Money
                        Shares                                 Options at                  Options at
                       Acquired             Value           Fiscal Year End              Fiscal Year End
                     On Exercise          Realized                (#)                          ($)
Name                     (#)                 ($)       Exercisable/Unexercisable    Exercisable/Unexercisable
--------------  ----------------------  -------------  --------------------------  ---------------------------
Judy B. Turner            0                  0             28,246/18,831(1)       $    84,738/$56,493(2)

-----------------------
(1) Ms. Turner was granted an option to purchase 47,077 shares of the Company's common stock on March 17, 1998. The option is exercisable in 20% annual increments (approximately 9,415 shares per year) beginning June 30, 1998 at an exercise price of $10.00 per share.

(2) Because no public market exists for our common stock, we calculated the in-the-money value of unexercised options at fiscal year end based on the per share sales price of our common stock as of the date closest to December 31, 2000 as possible. Based on information known to us, this sale occurred on December 22, 2000 at a sales price of $13.00 per share.

EMPLOYMENT  AGREEMENT

     On June 1, 1996, the Company and the Bank entered into an employment agreement with Ms. Turner regarding Ms. Turner's employment as the Company's President and Chief Executive Officer. The initial term of the agreement is five years. At the end of the initial five-year term and at the end of any extension of the term, the agreement will be automatically extended for a period of twelve months, unless a party to agreement provides notice to the other parties that she or it does not intend to extend the agreement.

     Ms. Turner's initial base salary under the agreement was $6,500 per month. Pursuant to the terms of the agreement, this amount increased to $8,000 upon the close of the Company's initial public offering and has subsequently been increased by the Board of Directors to $11,250 per month. The agreement also provides that Ms. Turner is entitled to an incentive bonus equal to 5% of the Company's audited consolidated pre-tax net income, provided performance criteria, which are established annually by mutual agreement between Ms. Turner and the Board of Directors, are met. Additionally, the agreement generally requires the Company to provide Ms. Turner with an automobile, health insurance, vacation time, reimbursement for reasonable business expenses and club memberships and other customary benefits.

     In the event Ms. Turner's employment is terminated by the Company without cause, the Company will be required to meet its obligations with respect to Ms. Turner's compensation for a period of twelve months from the date of termination. In the event Ms. Turner terminates her employment with cause or within six months following a change of control of the Company, the Company will be required to meet its obligations with respect to Ms. Turner's compensation for a period of six months from the date of termination.

     If Ms. Turner's employment is terminated, other than by the Company without cause or by Ms. Turner for cause, Ms. Turner will be prohibited from competing with the Bank or soliciting its customers or employees for a period of twelve months from the date of termination.

DIRECTOR  COMPENSATION

     Currently, the Directors of the Company and the Bank are not separately compensated for their services as Directors. The Company and the Bank may begin compensating the Directors for their services as Directors when the Company and the Bank recover cumulative losses incurred and become profitable.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number of shares of the Company's Common Stock beneficially owned as of the record date by (a) each Director of the Company and (b) all executive officers and Directors as a group. As of the record date, the Company did not have any non-Director shareholders who beneficially owned more than 5% of the shares of the Company's outstanding Common Stock. The information shown below is based upon information furnished to the Company by the named persons. Additionally, the address of each person is 1120 Commerce Drive, Decatur, Georgia 30030.

     Information relating to beneficial ownership of the Company is based upon "beneficial ownership" concepts described in the rules issued under the Securities Exchange Act of 1934, as amended. Under these rules a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of the security, or "investment power," which includes the power to dispose or to direct the disposition of the security. Under the rules, more than one person may be deemed to be a beneficial owner of the same securities. A person is also deemed to be a beneficial owner of any security as to which that person has the right to acquire beneficial ownership within sixty (60) days from the record date. Unless otherwise indicated under "Nature of Beneficial Ownership," each person is the record owner of and has sole voting and investment power with respect to his or her shares.

                       NUMBER     PERCENT
NAME                 OF SHARES   OF CLASS         NATURE OF BENEFICIAL OWNERSHIP
-------------------  ----------  ---------  ------------------------------------
(A)  DIRECTORS:

John L. Adams, Jr.       10,100        1.1   Consists of (a) 10,000 shares  held
                                             in  a  Roth  IRA for the benefit of
                                             Mr.  Adams and (b) 100 shares owned
                                             by  Mr.  Adams'  spouse as to which
                                             voting   and  investment  power  is
                                             shared.

Merriell Autrey          12,500        1.3   Consists  of  12,500  held  by  Mr.
                                             Autrey  as  trustee  for J&M Autrey
                                             Family  Living  Trust  as  to which
                                             voting  and  investment  power  is
                                             shared  with  his  spouse.

Mary Bobbie Bailey       77,890        8.3   Consists of (a) 51,890 shares held
                                             by  Ms.  Bailey,  (b)  5,000 shares
                                             owned  by  Bailey  Design  Company,
                                             Inc.,  (c)  20,000  shares owned by
                                             Entertainment  Resource  Services,
                                             Inc., and (d) 1,000 shares owned by
                                             First  American  Wholesale,  Inc.

James A. Baskett         15,000        1.6   Consists of 15,000 shares  held  by
                                             Mr. Baskett as trustee for Prolific
                                             Impressions,  Inc.  Profit  Sharing
                                             Plan.

John Walter Drake         8,600        0.9  Consists of (a) 7,200 shares held by
                                             Mr.  Drake,  (b) 1,200 shares owned
                                             by  Mr.  Drake's spouse as to which
                                             voting  and  investment  power  is
                                             shared,  and (c) 200 shares held by
                                             Mr.  Drake as trustee for Louise C.
                                             McCurdy  Testamentary  Trust.

William F. Floyd          4,200        0.4   Consists of 4,200 shares held in an
                                             IRA for the benefit of Sydney Floyd
                                             to  which  voting  and  investment
                                             power  is  shared.


                                        8

                       NUMBER     PERCENT
NAME                 OF SHARES   OF CLASS         NATURE OF BENEFICIAL OWNERSHIP
-------------------  ----------  ---------  ------------------------------------
Robert E. Lanier         32,440        3.4   Consists of (a) 13,000 shares  held
                                             by  Mr.  Lanier,  (b) 11,440 shares
                                             owned  jointly  with  Mr.  Lanier's
                                             spouse  as  to  which  voting  and
                                             investment  power  is  shared,  (c)
                                             7,000 held by Mr. Lanier as trustee
                                             for  REL  Properties,  Inc.  Profit
                                             Sharing  and  Retirement  Plan, and
                                             (d) 1,000 shares held in an IRA for
                                             the  benefit of Mr. Lanier's spouse
                                             as  to  which voting and investment
                                             power  is  shared.

Carol G. Nickola         20,000        2.1   Consists of 20,000 shares owned  by
                                             DeKalb Anesthesia Associates Profit
                                             Sharing Plan for the benefit of Ms.
                                             Nicola'  spouse  as to which voting
                                             and  investment  power  is  shared.

Lynn Pasqualetti         10,200        1.1   Consists of (a) 2,160  shares  held
                                             by  an  IRA  for the benefit of Ms.
                                             Pasqualetti, (b) 200 shares held by
                                             Ms.  Pasqualetti  as  custodian for
                                             Daniel  Bevins  as  to which voting
                                             and  investment  powers  is shared,
                                             (c)  1,810  shares  owned  by Laura
                                             Bevins  as  to  which  voting  and
                                             investment power is shared, and (d)
                                             6,030  shares  owned  jointly  with
                                             Laura Bevins as to which voting and
                                             investment  power  is  shared.

Roger K. Quillen         10,010        1.1  Consists of (a) 10,000  shares  held
                                             by  a  Profit  Sharing Plan for the
                                             benefit  of  Roger  K. Quillen, and
                                             (b)  10   shares   owned   by   Mr.
                                             Quillen's spouse as to which voting
                                             and  investment  power  is  shared.

James T. Smith, III      48,000        5.1   Consists of 48,000 shares owned  by
                                             Three  S.  Company.

Kirby A. Thompson        10,500        1.1   Consists of (a) 10,100 shares  held
                                             by  Mr.  Thompson, . (b) 100 shares
                                             held by Mr. Thompson's spouse as to
                                             which  voting  and investment power
                                             is  shared, and (c) 300 shares held
                                             by  Mr.  Thompson's  children as to
                                             which  voting  and investment power
                                             is  shared.

Judy B. Turner*          48,246        5.0   Consists  of (a) 20,000 shares held
                                             by  an  IRA  for the benefit of Ms.
                                             Turner,  and  (b)  28,246  shares
                                             subject  to immediately exercisable
                                             options.

(B)  ALL DIRECTORS   __________  _________
     AND EXECUTIVE    307,686      31.7
     OFFICERS, AS A
     GROUP

_________________________
*  Ms.  Turner  is  the  only  executive  officer  of  the  Company.

                       SECTION 16(A) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16 of the Securities and Exchange Act of 1934 requires the Company's officers, Directors and greater than 10% shareholders ("Reporting Persons") to file certain reports ("Section 16 Reports") with respect to their beneficial ownership of the Company's securities. Based on the Company's review of the Section 16 Reports furnished to the Company by its Reporting Persons, all of our Directors and executive officers complied with all Section 16(a) reporting requirements, except for Ms. Bailey, Mr. Smith and Mr. Thompson, who each filed one late report covering a purchase of our common stock.


                           RELATED PARTY TRANSACTIONS

     The Company and the Bank have banking and other business transactions in the ordinary course of business with Directors and officers of the Company and the Bank and their affiliates, including members of their families, corporations, partnerships or other organizations in which our Directors and officers have a controlling interest, on substantially the same terms (including price, interest rate and collateral) as those prevailing at the same time for comparable transactions with unrelated parties. In the opinion of management, such transactions do not involve more than the normal risk of collectibility or present other unfavorable features to the Company or the Bank.


                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Company has selected the accounting firm of Porter Keadle Moore, LLP to serve as independent accountants of the Company for the fiscal year ending December 31, 2001. The firm of Porter Keadle Moore, LLP has served as the Company's independent accountants since 1996. A representative of the firm is expected to be present at the meeting and will be given the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions from shareholders.

AUDIT  FEES

     In connection with services rendered in connection with the audit of the Company's annual financial statements and the review of the Company's interim financial statements, the Company has estimated that its total audit fees for fiscal year 2000 were approximately $26,400. This figure is based on an estimate provided by our accountant, Porter Keadle Moore, LLP, and includes fees for services that were billed to the Company in fiscal year 2001 in connection with the 2000 fiscal year audit.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     The Company did not retain its principal accountant to perform financial information systems design or implementation services in fiscal year 2000.

OTHER  FEES

     During fiscal year 2000, the Company was billed $11,922 by its principal accountant for services not described above. These "other fees" were for services including tax compliance and advice and assistance with the Company's filings with the Securities and Exchange Commission.

     The audit committee has considered the provision of non-audit services by our principal accountant and has determined that the provision of these services was consistent with maintaining the independence of the Company's principal accountant.

                              SHAREHOLDER PROPOSALS

     Shareholder proposals submitted for consideration at the next annual meeting of shareholders must be received by the Company no later than December 1, 2001, to be included in the 2002 proxy materials. A shareholder must notify the Company before February 1, 2002 if the shareholder has a proposal to present at the 2002 annual meeting which the shareholder intends to present other than by inclusion in the Company's proxy material. If the Company does not receive notice prior to February 1, 2002, proxies solicited by the management of the Company will confer discretionary authority upon the management of the Company to vote upon any such proposal.


                                  OTHER MATTERS

     The Board of Directors of the Company knows of no other matters that may be brought before the meeting. If, however, any matter other than the election of Directors, or matters incidental to the election of Directors, should properly come before the meeting, votes will be cast pursuant to the proxies in accordance with the best judgment of the proxyholders. If you cannot be present in person, you are requested to complete, sign, date, and return the enclosed proxy promptly. An envelope has been provided for that purpose. No postage is required if mailed in the United States.


March  23,  2001

                         DECATUR FIRST BANK GROUP, INC.
                                      PROXY
                       SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON TUESDAY, APRIL 24, 2001

     The undersigned hereby appoints Judy B. Turner or Merriell Autrey, Jr. or either of them, as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them or either of them to represent and to vote, as designated below, all of the common stock of Decatur First Bank Group, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held in the Swanton Amphitheatre of the Holiday Inn at 130 Clairemont Avenue, Decatur, Georgia 30030 and at any adjournments of the Annual Meeting, upon the proposal described in the accompanying Notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which are hereby acknowledged.

THE  BOARD  OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL.

     PROPOSAL:     To  elect James A. Baskett, Carol G. Nickola, James T. Smith,
III, and Judy B. Turner as Class III members of the Board of Directors, as described in the Proxy Statement.

 [ ] FOR all nominees listed above      [ ] WITHHOLD authority to vote  for
     (except as indicated below)            all  nominees listed  above

INSTRUCTION:     To  withhold  authority  for any individual nominee, mark "FOR"
above, and write the nominee's name in this space _____________________________.


          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER
        DIRECTED BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION TO THE
            CONTRARY IS INDICATED, IT WILL BE VOTED FOR THE PROPOSAL.

           DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER
                MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING.

     If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


                                                  ______________________________
                                                  Signature(s) of Shareholder(s)
[LABEL]
                                                  ______________________________
                                                  Name(s)  of  Shareholders(s)

                                                  Date: _________________ , 2001
                                                   (Be sure to date your Proxy)

       Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary.

   I WILL __________ WILL NOT __________ ATTEND THE ANNUAL SHAREHOLDERS MEETING.

                     PLEASE RETURN PROXY AS SOON AS POSSIBLE
                     ---------------------------------------